UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03897)

Exact name of registrant as specified in charter:	Putnam U.S. Government Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2013

Date of reporting period :	October 1, 2012 — September 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGSIX

Putnam U.S. Government Income Trust

Annual report
9 | 30 | 13

A world of investing.℠

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
U.S. Government
Income Trust

Annual report
9 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	64

About the Trustees	65

Officers	67

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Political events, including the 16-day partial shutdown of the federal government in October, have created an unpredictable environment for investors. Generally, investors prefer clarity, and the drawn-out political wrangling and lack of resolution of the budget and debt ceiling have obscured the way forward for many.

Still, markets have shown remarkable resiliency this year, with the S&P 500 Index up approximately 25% as of October 31, 2013. Corporate balance sheets appear to be healthy, and profits remain strong. Moreover, the Federal Reserve has pledged to maintain an aggressive monetary stimulus policy until the U.S. economic recovery establishes a firm footing.

Of course, it is impossible to predict political and economic outcomes, but we know from past experience the value of maintaining a long-term perspective when it comes to investing. At Putnam, our investment professionals combine in-depth fundamental research, active investing, and risk management strategies that can serve investors well in any market. By integrating investment innovation with alternative approaches, we offer a diverse set of products for a wide range of financial goals.

We also strongly emphasize the importance of seeking the guidance of a financial advisor who can help you work toward your investment goals, based on your individual time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

About the fund

Seeking opportunities through mortgage-backed securities

Home ownership is the most common way to invest in the real estate market, but it is not the only way. It is also possible for individuals to invest in the mortgages used to finance homes and businesses through instruments called mortgage-backed securities (MBS).

Since 1984, Putnam U.S. Government Income Trust has invested in some of the highest-quality MBS with the goal of maximizing income. However, investing in MBS carries certain risks. As a result, your fund’s team of experienced analysts uses proprietary models to seek out investment opportunities, while striving to maintain an appropriate amount of risk for the fund.

MBS are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBS are created when government agencies or government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBS that government-sponsored entities sell to different investors, including Putnam U.S. Government Income Trust.

By seeking opportunities among MBS, your fund’s manager seeks higher returns than Treasuries can typically offer, but with less volatility than stocks.

Understanding mortgage-related securities

MBS (Mortgage-backed securities): MBS are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation): Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBS that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBS are backed by the full faith and credit of the U.S. government.

CMOs (Collateralized mortgage obligations): CMOs are structured mortgage-backed securities that use pools of MBS, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	U.S. Government Income Trust

Interview with your fund’s portfolio manager

Mike, what was the market environment like for government securities during the 12 months ended September 30, 2013?

After many months of relative calm, the market backdrop changed considerably in May, as positive economic data prompted investors to begin debating when the Federal Reserve would begin scaling back its stimulative bond-buying program. These discussions intensified in June, when Fed Chairman Ben Bernanke announced that the central bank could begin reducing its stimulus program later in 2013, and end it by mid 2014, sooner than investors expected. Investors reacted to this potential change in Fed monetary policy by selling bonds across all market sectors, driving rates higher and yield spreads wider.

After spiking higher in June, interest rates remained elevated for most of the rest of the period because of uncertainty about when the central bank would actually start the process of trimming its bond purchases. However, seeing a more uneven economic climate than it expected, including a weak September employment report along with the potential for fiscal discord in Washington, the Fed decided at its mid-September policy meeting to keep its $85-billion-a-month bond-buying program in place. This announcement surprised investors, causing bonds to rally, rates to decline, and spreads to tighten.

Investors immediately began trying to assess when the central bank will actually begin tapering its bond purchases. Chairman

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

U.S. Government Income Trust	5

Bernanke indicated that the board could still make its first reduction in purchases before year-end. However, he stressed that the Fed is looking for continued data that point to a pickup in economic growth, sustained job gains, and an inflation rate that is moving toward the central bank’s 2% target.

Against this backdrop, intermediate-term U.S. Treasuries and other government securities posted modestly negative returns but generally held up better than the broad investment-grade fixed-income market. The fund, meanwhile, despite posting a modestly negative absolute return, outpaced both its benchmark and its Lipper peer group average at net asset value.

What strategies had the biggest influence on the fund’s relative performance during the period?

Our prepayment strategies, which we implemented with securitized bonds, such as interest-only collateralized mortgage obligations [IO CMOs], were the biggest contributors to the fund’s performance versus the benchmark. Generally speaking, it was a positive environment for prepayment-sensitive securities, such as IO CMOs, particularly in the final three months of the period. During that time, as interest rates rose, prepayment speeds slowed, which decreased the likelihood that the mortgages underlying our CMO positions would be refinanced. This, in turn, helped boost the securities’ value.

The fund’s performance also modestly benefited from our relative-value trading in agency pass-throughs. In anticipation of an eventual reduction in Fed purchases of agency pass-throughs, we maintained an average underweight in the sector. At the same time, we sought to add value by taking tactical positions in agency pass-throughs with various coupons.

Lastly, I’m pleased to report that there were no notable relative detractors during the period.

How did the fund use derivatives during the period?

We used interest-rate swaps and “swaptions” — the latter of which give us the option to enter into a swap contract — to hedge the interest-rate and prepayment risks associated

Allocations are represented as a percentage of net assets as of 9/30/13. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and any interest accruals. Holdings and allocations may vary over time. Percentages may not total 100% of net assets because cash may be set aside as collateral for certain securities holdings, such as to-be-announced (TBA) commitments.

6	U.S. Government Income Trust

with our mortgage pass-through and IO CMO holdings. We also employed total return swaps as a hedging tool and to help manage the fund’s sector exposure.

The fund holds both agency pass-throughs and to-be-announced [TBA] commitments to purchase pass-throughs. How do these differ?

TBAs allow us to purchase pass-throughs for a fixed price at a future date. Frequently, TBAs are more liquid than regular pass-throughs, and may represent a better value in terms of their total return potential. We prefer to hold cash or high-grade debt in amounts sufficient to meet our TBA commitments. As a result, it may appear that the fund has allocated a substantial portion of the portfolio to cash, while in actuality we’re simply holding cash to collateralize our TBAs.

The fund adjusted its distribution rate twice during the period. What led to those decisions?

In February, the fund’s monthly distribution rate per class A share was lowered to $0.014 from $0.038, due to an overall decline in the amount of interest income earned by the fund as a result of generally low relative yields in the marketplace. However, in August, following the May-to-June rise in interest rates, we increased the fund’s monthly distribution rate to $0.016, because the higher yields available in the marketplace enabled the fund to earn more interest income. Similar adjustments were made to other share classes.

What is your outlook for the coming months?

As we move into the final months of the year, we are preparing for the Fed’s policy response to the economic activity we have witnessed thus far in 2013. Growth in the United States looks to be on track, while Europe appears

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/13. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

U.S. Government Income Trust	7

to be emerging from recession. As a result, we believe the U.S. central bank will begin tapering its bond buying in the near future, provided the markets maintain the overall stability they have recently exhibited.

From a medium-term perspective, the desire among policymakers and investors alike is for the financial markets to return to a more normalized environment. Consequently, the Fed would prefer to transition from aggressively providing liquidity to the markets to letting the markets function on their own again. As the markets make this transition, there will continue to be periods of volatility and uncertainty. Overall, however, investors appear to be navigating through the beginning of this transition fairly well, as risk-seeking behavior has been active in both the credit and stock markets.

All told, we believe continued modest U.S. economic growth, coupled with improving economic performance overseas, will allow interest rates to normalize, which will probably mean that the 10-year Treasury yield may be at or slightly above 3% by or before early 2014. Moreover, we believe this normalization in rates can occur without creating negative consequences for the stock market, corporate earnings, or the housing market.

Where are you finding the most compelling investment opportunities?

At period-end, the fund was positioned for a rising-rate environment in the United States. In terms of the fund’s investments, we are continuing to find opportunities for taking prepayment risk via IO CMOs.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges may vary over time.

A negative number represents cash to be allocated to to-be-announced (TBA) agency pass-through mortgage-backed securities, which the fund has agreed to purchase.

8	U.S. Government Income Trust

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

U.S. Government Income Trust	9

IN THE NEWS

With the U.S. Federal Reserve facing the formidable challenge of starting to unwind its unprecedented monetary stimulus program, President Barack Obama in October nominated Janet Yellen to chair the world’s most powerful central bank. Ben Bernanke completes his second four-year term as Fed chairman on January 31, 2014. If she receives congressional confirmation, Yellen, vice chairman of the Fed since 2010 and a key architect of the central bank’s $85-billion-a-month asset-purchase program, would become the first woman to lead the central bank in its 100-year history. Bernanke, who led the Fed in its efforts to help the U.S. economy withstand the worst financial crisis since the 1930s, has said that the central bank will not taper its monthly bond purchases until U.S. economic data, particularly with respect to employment, show further improvement. The Fed has also pledged to hold short-term interest rates near zero until the nation’s unemployment rate, which stood at 7.2% as of September 30, 2013, reaches 6.5%, provided inflation remains in check.

10	U.S. Government Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/84)		(4/27/92)		(7/26/99)		(2/6/95)		(1/21/03)	(4/11/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.88%	6.73%	6.03%	6.03%	6.06%	6.06%	6.56%	6.44%	6.58%	7.04%

10 years	63.55	57.01	52.22	52.22	50.96	50.96	60.03	54.82	58.30	67.22
Annual average	5.04	4.61	4.29	4.29	4.20	4.20	4.81	4.47	4.70	5.28

5 years	41.78	36.11	36.79	34.79	35.85	35.85	40.39	35.83	39.33	43.17
Annual average	7.23	6.36	6.47	6.15	6.32	6.32	7.02	6.32	6.86	7.44

3 years	8.37	4.03	6.04	3.38	5.87	5.87	7.59	4.09	7.47	9.21
Annual average	2.71	1.33	1.97	1.11	1.92	1.92	2.47	1.35	2.43	2.98

1 year	–0.89	–4.86	–1.64	–6.50	–1.66	–2.63	–1.22	–4.43	–1.17	–0.63

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

U.S. Government Income Trust	11

Comparative index returns For periods ended 9/30/13

		Lipper GNMA Funds
	Barclays GNMA Index	category average*

Annual average (life of fund)	7.91%	6.95%

10 years	60.50	51.29
Annual average	4.85	4.21

5 years	27.25	25.94
Annual average	4.94	4.70

3 years	9.07	7.04
Annual average	2.94	2.29

1 year	–1.90	–2.60

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/13, there were 65, 62, 57, 50, and 7 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,222 and $15,096, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,482. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,830 and $16,722, respectively.

12	U.S. Government Income Trust

Fund price and distribution information For the 12-month period ended 9/30/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.268		$0.168	$0.166	$0.233		$0.232	$0.304

Capital gains	—		—	—	—		—	—

Total	$0.268		$0.168	$0.166	$0.233		$0.232	$0.304

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/12	$13.69	$14.26	$13.62	$13.57	$13.74	$14.20	$13.55	$13.58

9/30/13	13.30	13.85	13.23	13.18	13.34	13.79	13.16	13.19

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	1.44%	1.39%	0.73%	0.64%	1.17%	1.13%	1.19%	1.73%

Current 30-day SEC yield [2]	N/A	1.83	1.18	1.16	N/A	1.61	1.66	2.15

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 9/30/12	0.86%	1.59%	1.61%	1.10%	1.11%	0.61%

Annualized expense ratio for
the six-month period ended
9/30/13*	0.87%	1.60%	1.62%	1.11%	1.12%	0.62%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

U.S. Government Income Trust	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2013, to September 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.33	$7.96	$8.05	$5.52	$5.58	$3.09

Ending value (after expenses)	$987.40	$983.60	$983.30	$985.40	$985.90	$988.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2013, use the following calculation method. To find the value of your investment on April 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.41	$8.09	$8.19	$5.62	$5.67	$3.14

Ending value (after expenses)	$1,020.71	$1,017.05	$1,016.95	$1,019.50	$1,019.45	$1,021.96

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	U.S. Government Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

U.S. Government Income Trust	15

Comparative indexes

Barclays GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2013, Putnam employees had approximately $400,000,000 and the Trustees had approximately $96,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	U.S. Government Income Trust

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

U.S. Government Income Trust	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

18	U.S. Government Income Trust

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL from 40 basis points to 25 basis points with respect to the portion of the portfolios of certain funds, including your fund, that may be allocated to PIL from time to time. These revisions had no effect on the management fees paid by your fund to Putnam Management. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to

U.S. Government Income Trust	19

meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined

20	U.S. Government Income Trust

by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper GNMA Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	3rd

Five-year period	1st

For the five-year period ended December 31, 2012, your fund’s performance was in the top decile of its Lipper Inc. peer group. Over the one-year, three-year and five-year periods ended December 31, 2012, there were 67, 65 and 60 funds, respectively, in your fund’s Lipper peer group. (When considering performance

U.S. Government Income Trust	21

information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22	U.S. Government Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

U.S. Government Income Trust	23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam U.S. Government Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam U.S. Government Income Trust (the fund), including the fund’s portfolio, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam U.S. Government Income Trust as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 12, 2013

24	U.S. Government Income Trust

The fund’s portfolio 9/30/13

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (107.5%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (81.2%)
Government National Mortgage Association Adjustable Rate
Mortgages 1 3/4s, July 20, 2026	$24,226	$24,927

Government National Mortgage Association Graduated
Payment Mortgages
13 1/4s, December 20, 2014	3,294	3,481
12 3/4s, with due dates from May 15, 2014 to June 20, 2014	545	562
12 1/4s, with due dates from February 15, 2014 to March 15, 2014	2,202	2,226
11 1/4s, with due dates from September 15, 2015
to December 15, 2015	10,723	11,720
9 1/4s, with due dates from April 15, 2016 to May 15, 2016	9,442	10,264

Government National Mortgage Association Pass-Through Certificates
8 1/2s, December 15, 2019	6,135	6,932
7 1/2s, October 20, 2030	89,899	107,993
5 1/2s, August 15, 2035	792	873
5s, TBA, October 1, 2043	104,000,000	113,213,755
4 1/2s, with due dates from August 15, 2040 to July 15, 2041	87,295,132	94,363,146
4 1/2s, TBA, October 1, 2043	232,000,000	250,016,238
4s, October 15, 2040	47,068,703	49,909,374
4s, TBA, October 1, 2043	167,000,000	176,706,875
3 1/2s, with due dates from October 20, 2042 to June 15, 2043	203,497,933	210,139,034
3 1/2s, October 20, 2042 ##	438,467	447,592
3 1/2s, TBA, October 1, 2043	8,000,000	8,251,250
2 1/2s, TBA, October 1, 2043	91,000,000	84,786,411

		988,002,653
U.S. Government Agency Mortgage Obligations (26.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4s, with due dates from August 1, 2042 to June 1, 2043	2,468,279	2,563,731

Federal National Mortgage Association Pass-Through Certificates
6s, January 1, 2038	583,109	640,205
6s, TBA, November 1, 2043	11,000,000	12,034,257
5 1/2s, TBA, November 1, 2043	45,000,000	49,021,875
5 1/2s, TBA, October 1, 2043	45,000,000	49,071,096
4s, October 1, 2042	12,578,191	13,093,603
4s, TBA, October 1, 2043	71,000,000	74,472,340
3 1/2s, TBA, October 1, 2043	41,000,000	41,755,938
3s, TBA, November 1, 2043	80,000,000	77,959,376

		320,612,421

Total U.S. government and agency mortgage obligations (cost $1,304,112,736)		$1,308,615,074

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount	Value

U.S. Treasury Bonds 4 1/4s, November 15, 2040 [i]	$304,000	$342,219

U.S. Treasury Inflation Protected Securities 2 1/2s, January 15, 2029 [i]	164,282	202,657

U.S. Treasury Notes
1/4s, February 28, 2014 [i]	987,000	988,007
3 1/4s, May 31, 2016 [i]	610,000	660,337

Total U.S. treasury obligations (cost $2,193,220)		$2,193,220

U.S. Government Income Trust	25

MORTGAGE-BACKED SECURITIES (28.7%)*	Principal amount	Value

Agency collateralized mortgage obligations (28.7%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.871s, 2032	$39,471	$61,057
IFB Ser. 3408, Class EK, 25.06s, 2037	481,379	691,462
IFB Ser. 2976, Class LC, 23.752s, 2035	2,989,419	4,441,408
IFB Ser. 2979, Class AS, 23.605s, 2034	237,513	309,891
IFB Ser. 3072, Class SM, 23.128s, 2035	1,310,621	1,872,927
IFB Ser. 3072, Class SB, 22.982s, 2035	782,677	1,113,771
IFB Ser. 3249, Class PS, 21.673s, 2036	519,386	715,237
IFB Ser. 3065, Class DC, 19.313s, 2035	3,842,686	5,668,769
IFB Ser. 2990, Class LB, 16.48s, 2034	3,228,391	4,254,470
IFB Ser. 4048, Class GS, IO, 6.468s, 2040	5,450,226	1,029,057
IFB Ser. 4105, Class HS, IO, 6.418s, 2042	10,069,309	2,439,391
IFB Ser. 3860, Class SP, IO, 6.418s, 2040	6,123,592	928,153
IFB Ser. 4136, Class ES, 6.068s, 2042	9,801,676	1,893,978
IFB Ser. 4112, Class SC, IO, 5.968s, 2042	27,543,526	5,095,580
IFB Ser. 4105, Class LS, IO, 5.968s, 2041	3,883,756	753,526
IFB Ser. 4240, Class SA, IO, 5.818s, 2043	7,704,987	1,665,279
IFB Ser. 311, Class S1, IO, 5.768s, 2043	17,176,495	3,778,777
IFB Ser. 4012, Class SM, IO, 5.768s, 2042	7,274,171	1,344,485
IFB Ser. 315, Class S1, IO, 5.736s, 2043	7,371,000	1,640,890
Ser. 4122, Class TI, IO, 4 1/2s, 2042	11,324,192	2,046,281
Ser. 4024, Class PI, IO, 4 1/2s, 2041	11,880,651	2,212,795
Ser. 4018, Class DI, IO, 4 1/2s, 2041	6,405,496	1,041,277
Ser. 3747, Class HI, IO, 4 1/2s, 2037	712,294	76,246
Ser. 4116, Class MI, IO, 4s, 2042	22,420,782	4,261,273
Ser. 4019, Class JI, IO, 4s, 2041	12,724,613	2,186,089
FRB Ser. T-57, Class 2A1, 3.315s, 2043	32,989	33,306
Ser. 4141, Class PI, IO, 3s, 2042	12,570,637	1,771,831
Ser. 4158, Class TI, IO, 3s, 2042	20,715,485	2,835,536
Ser. 4165, Class TI, IO, 3s, 2042	24,822,518	3,512,386
Ser. 4171, Class NI, IO, 3s, 2042	14,484,466	1,932,228
Ser. 4183, Class MI, IO, 3s, 2042	10,483,628	1,424,725
FRB Ser. T-59, Class 2A1, 2.892s, 2043	17,565	17,545
Ser. T-56, Class A, IO, 0.524s, 2043	739,394	12,708
Ser. T-8, Class A9, IO, 0.469s, 2028	2,736,124	29,071
Ser. T-59, Class 1AX, IO, 0.274s, 2043	6,252,347	77,910
Ser. T-48, Class A2, IO, 0.212s, 2033	9,260,656	91,521
Ser. T-56, Class 1, IO, zero %, 2043	824,331	6,182
Ser. T-56, Class 2, IO, zero %, 2043	768,411	2,401
Ser. T-56, Class 3, IO, zero %, 2043	645,259	8,469
Ser. 3369, Class BO, PO, zero %, 2037	20,199	18,088
Ser. 3391, PO, zero %, 2037	62,630	52,767
Ser. 3300, PO, zero %, 2037	207,440	194,003
Ser. 3314, PO, zero %, 2036	73,910	68,541
Ser. 3206, Class EO, PO, zero %, 2036	14,390	12,744
Ser. 3175, Class MO, PO, zero %, 2036	170,653	148,958
Ser. 3210, PO, zero %, 2036	14,896	13,523
FRB Ser. T-54, Class 2A, IO, zero %, 2043	3,755,496	587

26	U.S. Government Income Trust

MORTGAGE-BACKED SECURITIES (28.7%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corp.
FRB Ser. 3117, Class AF, zero %, 2036	$19,533	$17,616
FRB Ser. 3326, Class WF, zero %, 2035	47,693	42,924
FRB Ser. 3036, Class AS, zero %, 2035	12,066	11,891

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.827s, 2036	1,028,629	2,018,944
IFB Ser. 05-74, Class NK, 26.606s, 2035	2,425,671	3,981,884
IFB Ser. 06-8, Class HP, 23.911s, 2036	968,317	1,560,114
IFB Ser. 07-53, Class SP, 23.544s, 2037	1,155,700	1,677,574
IFB Ser. 08-24, Class SP, 22.628s, 2038	4,954,341	7,431,403
IFB Ser. 05-122, Class SE, 22.474s, 2035	983,925	1,404,274
IFB Ser. 05-75, Class GS, 19.713s, 2035	588,062	799,982
IFB Ser. 05-106, Class JC, 19.569s, 2035	1,441,431	2,152,748
IFB Ser. 05-83, Class QP, 16.929s, 2034	459,271	600,811
IFB Ser. 11-4, Class CS, 12.542s, 2040	3,063,774	3,600,660
IFB Ser. 12-96, Class PS, IO, 6.521s, 2041	10,702,485	2,041,071
IFB Ser. 11-27, Class AS, IO, 6.301s, 2041	6,038,382	1,037,938
IFB Ser. 12-132, Class SB, IO, 6.021s, 2042	20,682,806	3,190,323
Ser. 06-10, Class GC, 6s, 2034	7,562,859	7,789,744
IFB Ser. 13-59, Class SC, IO, 5.971s, 2043	10,559,744	2,301,114
IFB Ser. 13-101, Class AS, IO, 5.758s, 2043	11,304,000	2,606,137
IFB Ser. 13-103, Class SK, IO, 5.735s, 2043	4,301,000	963,307
IFB Ser. 13-102, Class SH, IO, 5.7s, 2043	11,700,561	2,427,866
Ser. 12-129, Class TI, IO, 4 1/2s, 2040	11,777,935	2,038,760
Ser. 409, Class C16, IO, 4s, 2040	12,818,933	2,353,426
Ser. 12-124, Class JI, 3 1/2s, 2042	4,994,162	746,028
FRB Ser. 03-W14, Class 2A, 3.478s, 2043	29,930	29,667
FRB Ser. 04-W7, Class A2, 3.401s, 2034	14,447	15,077
FRB Ser. 03-W3, Class 1A4, 3.382s, 2042	55,138	52,969
FRB Ser. 03-W11, Class A1, 3.062s, 2033	1,620	1,658
Ser. 13-55, Class IK, IO, 3s, 2043	10,005,258	1,476,076
Ser. 13-6, Class BI, IO, 3s, 2042	10,472,536	1,185,491
Ser. 12-145, Class TI, IO, 3s, 2042	12,333,957	1,378,936
Ser. 13-35, Class IP, IO, 3s, 2042	7,870,026	957,007
Ser. 13-55, Class PI, IO, 3s, 2042	17,735,856	2,337,763
Ser. 13-53, Class JI, IO, 3s, 2041	12,420,640	1,793,230
Ser. 13-23, Class PI, IO, 3s, 2041	14,357,250	1,606,433
Ser. 13-30, Class IP, IO, 3s, 2041	17,604,664	1,956,934
Ser. 13-23, Class LI, 3s, 2041	12,462,309	1,390,295
FRB Ser. 04-W2, Class 4A, 2.911s, 2044	27,402	27,351
Ser. 98-W5, Class X, IO, 0.844s, 2028	5,072,998	228,285
Ser. 98-W2, Class X, IO, 0.654s, 2028	17,526,599	1,018,734
FRB Ser. 07-95, Class A3, 0.429s, 2036	13,676,000	12,308,400
Ser. 01-50, Class B1, IO, 0.409s, 2041	1,110,932	11,109
Ser. 01-79, Class BI, IO, 0.311s, 2045	2,690,561	26,380
Ser. 03-34, Class P1, PO, zero %, 2043	130,195	105,458
Ser. 03-W1, Class 2A, IO, zero %, 2042	7,917,080	618
Ser. 08-53, Class DO, PO, zero %, 2038	368,213	296,787

U.S. Government Income Trust	27

MORTGAGE-BACKED SECURITIES (28.7%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 07-64, Class LO, PO, zero %, 2037	$109,780	$96,683
Ser. 07-44, Class CO, PO, zero %, 2037	243,322	207,379
Ser. 07-14, Class KO, PO, zero %, 2037	29,235	25,328
Ser. 06-125, Class OX, PO, zero %, 2037	8,224	7,417
Ser. 06-84, Class OT, PO, zero %, 2036	9,415	8,376
Ser. 06-46, Class OC, PO, zero %, 2036	15,323	13,414
Ser. 08-36, Class OV, PO, zero %, 2036	86,029	72,519
Ser. 1988-12, Class B, zero %, 2018	7,691	7,307

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.723s, 2041	7,224,171	10,712,001
IFB Ser. 10-158, Class SD, 14.46s, 2040	2,266,000	2,766,446
IFB Ser. 11-70, Class WS, 9.34s, 2040	3,909,000	3,841,492
IFB Ser. 11-72, Class SE, 7.165s, 2041	16,383,286	15,727,578
IFB Ser. 11-81, Class SB, IO, 6.523s, 2036	12,960,523	2,285,070
IFB Ser. 11-61, Class CS, IO, 6 1/2s, 2035	4,858,255	753,030
IFB Ser. 10-85, Class SE, IO, 6.37s, 2040	7,486,812	1,398,911
IFB Ser. 13-27, Class SW, IO, 6.32s, 2040	6,162,837	1,130,449
IFB Ser. 11-56, Class MI, IO, 6.27s, 2041	8,948,243	2,012,460
IFB Ser. 12-149, Class LS, IO, 6.07s, 2042	4,973,898	830,392
IFB Ser. 10-20, Class SE, IO, 6.07s, 2040	28,824,912	5,119,304
IFB Ser. 10-26, Class QS, IO, 6.07s, 2040	26,464,611	5,028,276
IFB Ser. 13-87, Class AS, IO, 6.02s, 2043	5,530,864	940,236
IFB Ser. 13-122, Class DS, IO, 5.97s, 2043	8,140,571	1,333,018
IFB Ser. 13-99, Class SL, IO, 5.97s, 2043	5,194,485	963,006
IFB Ser. 10-20, Class SC, IO, 5.97s, 2040	23,081,389	4,095,100
IFB Ser. 10-115, Class TS, IO, 5.92s, 2038	11,456,937	1,688,180
IFB Ser. 13-134, Class DS, IO, 5.918s, 2043	9,439,000	1,604,630
IFB Ser. 11-146, Class AS, IO, 5.918s, 2041	7,847,054	1,586,576
IFB Ser. 13-129, Class SA, IO, 5.908s, 2043	20,265,456	3,379,670
IFB Ser. 12-34, Class SA, IO, 5.87s, 2042	9,667,346	2,089,113
IFB Ser. 11-128, Class TS, IO, 5.868s, 2041	6,524,572	1,389,081
IFB Ser. 10-89, Class SD, IO, 5 3/4s, 2040	6,431,861	1,101,469
IFB Ser. 11-70, Class SN, IO, 5.718s, 2041	3,260,000	808,415
IFB Ser. 10-31, Class SA, IO, 5.57s, 2040	7,058,089	1,155,762
IFB Ser. 10-42, Class SK, IO, 5.49s, 2040	7,548,238	1,157,145
Ser. 13-3, Class IT, IO, 5s, 2043	7,950,994	1,622,280
Ser. 13-6, Class OI, IO, 5s, 2043	65,540,905	13,412,946
Ser. 13-16, Class IB, IO, 5s, 2040 ##	12,867,482	1,378,842
Ser. 10-35, Class UI, IO, 5s, 2040	10,131,433	2,063,812
Ser. 10-9, Class UI, IO, 5s, 2040 ##	39,152,830	8,367,316
Ser. 09-121, Class UI, IO, 5s, 2039 ##	16,786,264	3,690,628
Ser. 10-58, Class VI, IO, 5s, 2038	974,992	47,531
Ser. 13-39, Class IJ, IO, 4 1/2s, 2043	90,441,210	18,878,788
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	5,485,697	1,119,082
Ser. 13-24, Class IK, IO, 4 1/2s, 2043	9,557,223	1,943,557
Ser. 12-129, Class IO, IO, 4 1/2s, 2042	8,245,726	1,783,056
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	9,933,445	1,845,634

28	U.S. Government Income Trust

MORTGAGE-BACKED SECURITIES (28.7%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	$26,087,980	$5,371,287
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	19,400,138	4,219,530
Ser. 11-81, Class PI, IO, 4 1/2s, 2037	15,746,271	1,811,923
Ser. 10-116, Class IB, IO, 4 1/2s, 2036	448,253	42,023
Ser. 10-19, Class IH, IO, 4 1/2s, 2034	680,262	38,265
Ser. 13-149, Class IL, IO, 4s, 2043 ##	6,324,000	1,135,354
Ser. 13-149, Class LS, IO, 4s, 2043 ##	6,852,000	1,265,482
Ser. 12-56, Class IB, IO, 4s, 2042	19,658,553	4,067,292
Ser. 12-47, Class CI, IO, 4s, 2042	9,254,715	1,864,467
Ser. 10-116, Class QI, IO, 4s, 2034	6,909,902	582,202
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	17,035,757	2,591,820
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	10,484,809	1,681,868
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	9,530,525	1,569,487
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	13,523,452	2,250,302
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	8,183,582	1,191,734
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	8,930,801	1,518,683
Ser. 12-48, Class AI, IO, 3 1/2s, 2036	21,203,366	3,992,382
Ser. 11-70, PO, zero %, 2041	46,233,933	35,110,511
Ser. 10-151, Class KO, PO, zero %, 2037	2,265,287	1,949,234
Ser. 06-36, Class OD, PO, zero %, 2036	21,402	19,660
Ser. 06-64, PO, zero %, 2034	57,056	55,962

GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.809s, 2027	1,350,358	10,128
Ser. 98-3, IO, 0.15s, 2027	814,979	11,970
Ser. 98-2, IO, 0.041s, 2027	703,649	5,057
Ser. 98-4, IO, zero %, 2026	1,054,752	25,957

		348,659,581

Total mortgage-backed securities (cost $327,698,478)		$348,659,581

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.88/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.88	$156,108,000	$2,249,516

(3.08)/3 month USD-LIBOR-BBA/Nov-23	Nov-13/3.08	156,108,000	588,527

Total purchased swap options outstanding (cost $2,700,668)			$2,838,043

SHORT-TERM INVESTMENTS (40.1%)*	Principal amount/shares	Value

Interest in $175,000,000 joint tri-party repurchase agreement dated 9/30/13 with Goldman, Sachs & Co. due 10/1/13 —
maturity value of $57,263,111 for an effective yield of 0.07%
(collateralized by various mortgage backed securities with
coupon rates ranging from 2.093% to 4.00% and due dates
ranging from 5/1/43 to 9/1/43, valued at $178,500,000)	$57,263,000	$57,263,000

Federal Home Loan Bank discounted commercial paper with
an effective yield of 0.10%, November 20, 2013	10,000,000	9,998,611

U.S. Government Income Trust	29

SHORT-TERM INVESTMENTS (40.1%)* cont.	Principal amount/shares	Value

Federal Home Loan Bank discounted commercial paper with
an effective yield of 0.03%, December 6, 2013	$34,900,000	$34,898,709

Federal Home Loan Bank discounted commercial paper with
an effective yield of 0.03%, November 6, 2013	6,000,000	5,999,820

Federal Home Loan Bank discounted commercial paper with
an effective yield of 0.02%, November 14, 2013	13,000,000	12,999,682

Federal Home Loan Mortgage Corp. discounted commercial
paper with an effective yield of 0.09%, February 3, 2014	11,510,000	11,508,803

Federal Home Loan Mortgage Corp. discounted commercial
paper with effective yields ranging from 0.02% to 0.03%,
November 25, 2013	19,400,000	19,399,185

Federal Home Loan Mortgage Corp. discounted commercial
paper with an effective yield of 0.02%, December 16, 2013	16,600,000	16,599,303

Federal Home Loan Mortgage Corp. discounted commercial
paper with an effective yield of 0.01%, October 21, 2013	5,000,000	4,999,972

Federal National Mortgage Association discounted commercial
paper with an effective yield of 0.02%, December 18, 2013	25,000,000	24,998,925

Federal National Mortgage Association discounted commercial
paper with an effective yield of 0.01%, October 21, 2013	50,000,000	49,999,722

Federal National Mortgage Association discounted commercial
paper with effective yields ranging from 0.00% to 0.04%,
October 16, 2013	26,900,000	26,899,611

U.S. Treasury Bills with an effective yield of 0.14%,
December 12, 2013 # ∆ §	34,000,000	33,999,150

U.S. Treasury Bills with an effective yield of 0.11%,
August 21, 2014 ∆ §	35,000,000	34,976,375

U.S. Treasury Bills zero %, May 29, 2014 [i]	292,000	291,883

Putnam Money Market Liquidity Fund 0.05% L	140,001,624	140,001,624

SSgA Prime Money Market Fund 0.02% P	3,080,000	3,080,000

Total short-term investments (cost $487,892,065)		$487,914,375

TOTAL INVESTMENTS

Total investments (cost $2,124,597,167)		$2,150,220,293

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through September 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,216,869,750.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

30	U.S. Government Income Trust

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,150,583,630 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 9/30/13

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	564	$75,223,500	Dec-13	$769,428

U.S. Treasury Note 5 yr (Short)	981	118,746,984	Dec-13	(465,723)

U.S. Treasury Note 10 yr (Short)	949	119,944,703	Dec-13	(2,141,616)

Total				$(1,837,911)

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/13 (premiums $2,700,676)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.98/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.98	$110,324,000	$639,879

(2.98)/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.98	110,324,000	2,272,675

Total			$2,912,554

TBA SALE COMMITMENTS OUTSTANDING at 9/30/13 (proceeds receivable $122,906,367)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 5 1/2s,
October 1, 2043	$45,000,000	10/10/13	$49,071,096

Federal National Mortgage Association, 4s,
October 1, 2043	17,000,000	10/10/13	17,831,405

Government National Mortgage Association, 5s,
October 1, 2043	52,000,000	10/21/13	56,606,878

Total			$123,509,379

U.S. Government Income Trust	31

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$601,852,200 E	$(150,967)	12/18/15	3 month USD-	0.75%	$(2,684,765)
			LIBOR-BBA

388,462,900 E	(683,461)	12/18/18	3 month USD-	2.05%	(7,769,026)
			LIBOR-BBA

57,168,400 E	640,057	12/18/43	3 month USD-	3.85%	2,310,518
			LIBOR-BBA

36,328,700 E	(244,015)	12/18/23	3 month USD-	3.15%	(1,202,365)
			LIBOR-BBA

2,979,000	(188)	9/25/23	3 month USD-	2.92%	43,380
			LIBOR-BBA

Total	$(438,574)				$(9,302,258)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$7,735,584	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(120,426)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,575,666	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(24,530)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Barclays Bank PLC
5,528,080	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(43,429)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,859,298	—	1/12/40	4.50% (1 month	Synthetic MBX Index	30,374
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,739,130	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(40,933)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

12,510,805	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(98,287)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

9,590,312	—	1/12/40	5.00% (1 month	Synthetic MBX Index	90,245
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

8,455,060	—	1/12/41	5.00% (1 month	Synthetic MBX Index	84,844
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

8,059,372	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(125,467)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

32	U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$4,745,898	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(73,883)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,978,119	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	95,383
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

15,469,179	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(240,821)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

32,692,905	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(256,841)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

22,035,633	—	1/12/41	5.00% (1 month	Synthetic MBX Index	221,122
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

213,102	—	1/12/40	5.00% (1 month	Synthetic TRS Index	(5,802)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,917,818	—	1/12/40	4.00% (1 month	Synthetic MBX Index	123,625
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,455,743	—	1/12/41	5.00% (1 month	Synthetic MBX Index	14,608
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

73,668,453	—	1/12/40	4.00% (1 month	Synthetic MBX Index	1,851,887
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

16,632,991	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(392,294)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,619,734	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(31,452)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

20,996,406	—	1/12/41	5.00% (1 month	Synthetic MBX Index	210,693
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

27,991,007	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(219,902)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

27,830,767	—	1/12/41	5.00% (1 month	Synthetic MBX Index	279,274
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

8,152,403	—	1/12/40	4.00% (1 month	Synthetic MBX Index	204,936
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

270,594	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,190)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

U.S. Government Income Trust	33

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,483,947	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(11,658)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

141,412	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	2,531
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

141,412	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	2,531
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,059,847	—	1/12/41	5.00% (1 month	Synthetic MBX Index	10,635
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,431,588	—	1/12/41	3.50% (1 month	Synthetic MBX Index	135,867
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

906,903	—	1/12/41	3.50% (1 month	Synthetic MBX Index	27,805
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

339,641	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	6,078
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

257,854	—	1/12/40	4.50% (1 month	Synthetic TRS Index	(6,887)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

56,816	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	1,017
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,711,201	—	1/12/34	(5.50%) 1 month	Synthetic TRS Index	50,761
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

11,814,223	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(92,814)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,028,980	—	1/12/40	5.00% (1 month	Synthetic MBX Index	9,683
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

64,055,158	—	1/12/41	5.00% (1 month	Synthetic MBX Index	542,669
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

5,397,770	—	1/12/40	4.50% (1 month	Synthetic MBX Index	88,181
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

18,473,084	—	1/12/41	5.00% (1 month	Synthetic MBX Index	185,372
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

276,324	—	1/12/40	5.00% (1 month	Synthetic MBX Index	2,600
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

34	U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$895,882	$—	1/12/40	5.00% (1 month	Synthetic MBX Index	$8,430
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

649,578	—	1/12/40	5.00% (1 month	Synthetic MBX Index	6,113
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

12,160,573	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	53,494
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

8,104,489	—	1/12/39	5.50% (1 month	Synthetic TRS Index	(145,030)
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

866,972	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(1,436)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

913,583	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,177)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

19,985,884	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(157,012)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

30,100,547	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(49,840)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

14,275,614	—	1/12/38	6.50% (1 month	Synthetic MBX Index	112,152
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

21,500,615	—	1/12/39	6.00% (1 month	Synthetic MBX Index	35,601
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

4,214,504	—	1/12/43	3.50% (1 month	Synthetic MBX Index	133,161
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,021,318	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(18,371)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,510,659	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(9,185)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,510,659	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(9,185)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,031,751	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(18,434)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

7,874,081	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(47,878)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

U.S. Government Income Trust	35

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$3,031,751	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(18,434)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,312,274	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(10,309)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,066,779	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(47,743)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,706,815	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	88,843
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,328,982	—	1/12/41	5.00% (1 month	Synthetic MBX Index	23,371
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

6,343,994	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(49,839)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,943,083	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(69,414)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,614,246	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(20,298)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

8,487,109	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	132,126
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

6,053,069	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(36,805)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,566,305	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(28,017)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

16,088,945	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	422,978
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,188,961	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	28,042
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

5,957,449	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(46,803)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

6,268,613	16,651	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(28,208)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

36	U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
$137,641	$—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	$2,463
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,469,726	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	22,880
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

7,559,023	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	178,282
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

Credit Suisse International
1,030,979	—	1/12/41	5.00% (1 month	Synthetic MBX Index	10,346
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,262,533	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(35,223)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

14,607,736	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(227,410)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,639,123	—	1/12/36	5.00% (1 month	Synthetic TRS Index	(148,240)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,711,201	—	1/12/34	5.50% (1 month	Synthetic TRS Index	(50,761)
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

141,412	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	2,531
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,073,530	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(45,930)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,073,530	—	1/12/42	4.00% (1 month	Synthetic MBX Index	78,700
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,575,169	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(24,522)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

490,412	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,155
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

6,564,451	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(154,825)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,066,282	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(47,735)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

U.S. Government Income Trust	37

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$2,943,083	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(69,414)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

15,193,637	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	236,532
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

16,523,602	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	257,236
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

3,401,584	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	80,227
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

6,475,251	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	100,805
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,939,950	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	45,769
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

4,084,948	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	96,345
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

5,766,578	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	136,007
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,824,305	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	43,027
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,189,423	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	28,053
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,347,797	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	31,788
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

Deutsche Bank AG
147,624	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(2,829)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

257,854	—	1/12/40	(4.50%) 1 month	Synthetic TRS Index	6,887
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

148,578	—	1/12/40	5.00% (1 month	Synthetic TRS Index	(4,045)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

562,135	—	1/12/41	4.50% (1 month	Synthetic MBX Index	9,270
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

5,639,123	—	1/12/36	(5.00%) 1 month	Synthetic TRS Index	148,240
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

38	U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$6,077,853	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(94,619)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,142,511	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(95,625)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,109,906	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(9,281)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

7,394,690	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(32,529)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,704,511	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(25,094)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,778,246	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(21,349)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

17,801,282	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(213,720)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

7,828,592	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(121,874)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,486,846	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(38,715)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,156,150	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	41,313
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

6,402,220	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(28,163)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,283,422	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(35,548)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,283,632	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(51,119)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,238,592	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(76,383)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

6,797,419	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(101,579)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,797,419	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(101,579)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

U.S. Government Income Trust	39

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$133,792	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(2,083)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

8,077,277	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(125,745)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,372,793	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(99,210)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

15,066,794	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(355,355)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,064,868	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(48,701)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,720,890	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	90,455
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

5,290,517	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(82,362)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,258,057	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(35,153)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

9,743,510	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(76,547)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,660,343	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(28,756)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

8,275,727	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(128,835)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,760,597	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	120,981
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

102,733	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	1,838
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

16,037,356	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(378,251)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

6,972,161	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(164,441)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,371,457	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(36,918)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

40	U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,960,292	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(23,535)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,239,971	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(38,899)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

406,079	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,786)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,589,970	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(84,671)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

19,360,069	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(370,949)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,405,812	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(40,890)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,034,391	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(24,425)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

6,811,492	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(81,778)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,472,802	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(6,479)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,509,548	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(24,236)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

9,889,193	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(153,953)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,023,110	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	96,245
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

6,463,314	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(100,620)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,900,370	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(60,720)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,445,528	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(32,753)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

13,348,257	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(104,866)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

U.S. Government Income Trust	41

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$950,272	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(4,180)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,763,055	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(7,756)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

494,858	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,888)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,319,662	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(10,367)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,174,410	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(9,226)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,711,090	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(7,527)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,422,306	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(15,055)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,318,142	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(10,197)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

658,795	—	1/12/41	(4.00%) 1 month	Synthetic MBX Index	(16,662)
			USD-LIBOR	4.00% 30 year Ginnie
				Mae II pools

1,162,352	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(18,095)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,228,214	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(34,688)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,130,584	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(4,973)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,279,234	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(19,915)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,533,806	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(33,141)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

7,354,102	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(114,487)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,813,528	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(116,763)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

42	U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$7,548,574	$—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	$117,515
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

5,006,166	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(74,811)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

23,584,754	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	367,163
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

14,708,204	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	228,974
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

9,403,264	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	146,388
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

40,170,730	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	947,439
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

4,782,206	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	74,448
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

4,782,206	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	74,448
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

6,977,702	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	164,571
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

10,860,556	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	169,075
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

13,644,019	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	60,020
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

13,022,482	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(156,346)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

5,885,243	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(138,805)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

12,252,073	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	288,969
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,245,754	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	29,382
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,801,681	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	43,616
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

U.S. Government Income Trust	43

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$2,803,173	$—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	$43,639
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

5,755,034	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	135,734
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
10,825,319	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(255,319)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

12,463,799	—	1/12/39	(6.00%) 1 month	Synthetic TRS Index	149,639
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

Total	$16,651				$1,999,164

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$348,659,581	$—

Purchased swap options outstanding	—	2,838,043	—

U.S. Government and agency mortgage obligations	—	1,308,615,074	—

U.S. Treasury obligations	—	2,193,220	—

Short-term investments	143,081,624	344,832,751	—

Totals by level	$143,081,624	$2,007,138,669	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	(1,837,911)	—	—

Written swap options outstanding	—	(2,912,554)	—

TBA sale commitments	—	(123,509,379)	—

Interest rate swap contracts	—	(8,863,684)	—

Total return swap contracts	—	1,982,513	—

Totals by level	$(1,837,911)	$(133,303,104)	$—

The accompanying notes are an integral part of these financial statements.

44	U.S. Government Income Trust

Statement of assets and liabilities 9/30/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,984,595,543)	$2,010,218,669
Affiliated issuers (identified cost $140,001,624) (Notes 1 and 5)	140,001,624

Interest and other receivables	6,224,160

Receivable for shares of the fund sold	603,926

Receivable for investments sold	29,471,550

Receivable for sales of delayed delivery securities (Note 1)	187,059,965

Receivable for variation margin (Note 1)	211,804

Unrealized appreciation on OTC swap contracts (Note 1)	10,228,427

Total assets	2,384,020,125

LIABILITIES

Payable to custodian	1,667,732

Payable for investments purchased	3,102,195

Payable for purchases of delayed delivery securities (Note 1)	1,016,258,558

Payable for shares of the fund repurchased	3,025,890

Payable for compensation of Manager (Note 2)	398,732

Payable for custodian fees (Note 2)	70,177

Payable for investor servicing fees (Note 2)	323,635

Payable for Trustee compensation and expenses (Note 2)	495,902

Payable for administrative services (Note 2)	5,255

Payable for distribution fees (Note 2)	793,101

Payable for variation margin (Note 1)	536,993

Distributions payable to shareholders	343

Unrealized depreciation on OTC swap contracts (Note 1)	8,229,263

Premium received on OTC swap contracts (Note 1)	16,651

Written options outstanding, at value (premiums $2,700,676) (Notes 1 and 3)	2,912,554

TBA sale commitments, at value (proceeds receivable $122,906,367) (Note 1)	123,509,379

Collateral on certain derivative contracts, at value (Note 1)	5,565,103

Other accrued expenses	238,912

Total liabilities	1,167,150,375

Net assets	$1,216,869,750

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,292,805,106

Undistributed net investment income (Note 1)	12,461,123

Accumulated net realized loss on investments (Note 1)	(104,063,710)

Net unrealized appreciation of investments	15,667,231

Total — Representing net assets applicable to capital shares outstanding	$1,216,869,750

(Continued on next page)

U.S. Government Income Trust	45

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($983,686,985 divided by 73,959,418 shares)	$13.30

Offering price per class A share (100/96.00 of $13.30)*	$13.85

Net asset value and offering price per class B share ($27,553,002 divided by 2,082,350 shares)**	$13.23

Net asset value and offering price per class C share ($99,051,949 divided by 7,514,176 shares)**	$13.18

Net asset value and redemption price per class M share ($19,102,112 divided by 1,431,491 shares)	$13.34

Offering price per class M share (100/96.75 of $13.34)†	$13.79

Net asset value, offering price and redemption price per class R share
($33,159,370 divided by 2,518,821 shares)	$13.16

Net asset value, offering price and redemption price per class Y share
($54,316,332 divided by 4,118,667 shares)	$13.19

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

46	U.S. Government Income Trust

Statement of operations Year ended 9/30/13

INVESTMENT INCOME

Interest (including interest income of $167,896 from investments in affiliated issuers) (Note 5)	$29,944,959

Total investment income	29,944,959

EXPENSES

Compensation of Manager (Note 2)	5,771,426

Investor servicing fees (Note 2)	2,238,654

Custodian fees (Note 2)	156,750

Trustee compensation and expenses (Note 2)	135,532

Distribution fees (Note 2)	4,855,700

Administrative services (Note 2)	41,593

Other	524,612

Total expenses	13,724,267

Expense reduction (Note 2)	(2,674)

Net expenses	13,721,593

Net investment income	16,223,366

Net realized loss on investments (Notes 1 and 3)	(30,801,136)

Net realized gain on swap contracts (Note 1)	8,302,882

Net realized loss on futures contracts (Note 1)	(136,691)

Net realized gain on written options (Notes 1 and 3)	6,640,379

Net increase from payment by affiliate (Note 2)	19,105

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(17,881,320)

Net loss on investments	(33,856,781)

Net decrease in net assets resulting from operations	$(17,633,415)

The accompanying notes are an integral part of these financial statements.

U.S. Government Income Trust	47

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/13	Year ended 9/30/12

Operations:
Net investment income	$16,223,366	$21,376,450

Net realized loss on investments	(15,975,461)	(71,638,824)

Net unrealized appreciation (depreciation) of investments	(17,881,320)	105,851,674

Net increase (decrease) in net assets resulting
from operations	(17,633,415)	55,589,300

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(23,017,665)	(49,858,671)

Class B	(505,178)	(1,274,740)

Class C	(1,914,420)	(5,204,885)

Class M	(368,411)	(883,885)

Class R	(620,775)	(1,141,644)

Class Y	(1,869,686)	(3,832,271)

Net realized short-term gain on investments

Class A	—	(19,995,473)

Class B	—	(581,818)

Class C	—	(2,338,756)

Class M	—	(397,410)

Class R	—	(395,868)

Class Y	—	(1,100,840)

From net realized long-term gain on investments
Class A	—	(25,625,596)

Class B	—	(747,094)

Class C	—	(3,047,221)

Class M	—	(513,934)

Class R	—	(510,095)

Class Y	—	(1,457,751)

Increase (decrease) from capital share transactions (Note 4)	(360,375,394)	100,507,784

Total increase (decrease) in net assets	(406,304,944)	37,189,132

NET ASSETS

Beginning of year	1,623,174,694	1,585,985,562

End of year (including undistributed net investment income
of $12,461,123 and $17,146,805, respectively)	$1,216,869,750	$1,623,174,694

The accompanying notes are an integral part of these financial statements.

48	U.S. Government Income Trust

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U.S. Government Income Trust	49

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%) [e]

Class A
September 30, 2013	$13.69	.16	(.28)	(.12)	(.27)	—	(.27)	—	—	$13.30	(.89)	$983,687.87		1.22	1,441
September 30, 2012	14.25	.20	.28	.48	(.54)	(.50)	(1.04)	—	—	13.69	3.54	1,250,546.86		1.43	512
September 30, 2011	15.00	.46	.31	.77	(.52)	(1.00)	(1.52)	—	— [b,k]	14.25	5.60	1,290,113.84		3.16	496
September 30, 2010	14.50	.76	.54	1.30	(.75)	(.05)	(.80)	— [b]	— [b,f]	15.00	9.10	1,305,668	.86 [g,h]	5.03 [g]	515
September 30, 2009	12.68	.62	1.82	2.44	(.62)	—	(.62)	— [b]	— [b,j]	14.50	19.92	1,129,477	1.23 [g,i]	4.73 [g]	604

Class B
September 30, 2013	$13.62	.06	(.28)	(.22)	(.17)	—	(.17)	—	—	$13.23	(1.64)	$27,553	1.60	.48	1,441
September 30, 2012	14.18	.09	.29	.38	(.44)	(.50)	(.94)	—	—	13.62	2.83	44,352	1.59	.65	512
September 30, 2011	14.93	.34	.33	.67	(.42)	(1.00)	(1.42)	—	— [b,k]	14.18	4.84	37,213	1.56	2.40	496
September 30, 2010	14.44	.66	.52	1.18	(.64)	(.05)	(.69)	— [b]	— [b,f]	14.93	8.27	50,676	1.57 [g,h]	4.44 [g]	515
September 30, 2009	12.62	.51	1.84	2.35	(.53)	—	(.53)	— [b]	— [b,j]	14.44	19.15	68,377	1.94 [g,i]	3.97 [g]	604

Class C
September 30, 2013	$13.57	.06	(.28)	(.22)	(.17)	—	(.17)	—	—	$13.18	(1.66)	$99,052	1.62	.46	1,441
September 30, 2012	14.13	.09	.29	.38	(.44)	(.50)	(.94)	—	—	13.57	2.81	170,247	1.61	.63	512
September 30, 2011	14.90	.34	.30	.64	(.41)	(1.00)	(1.41)	—	— [b,k]	14.13	4.71	143,059	1.59	2.40	496
September 30, 2010	14.44	.62	.53	1.15	(.64)	(.05)	(.69)	— [b]	— [b,f]	14.90	8.06	134,365	1.61 [g,h]	4.10 [g]	515
September 30, 2009	12.66	.53	1.77	2.30	(.52)	—	(.52)	— [b]	— [b,j]	14.44	18.75	56,171	1.98 [g,i]	4.05 [g]	604

Class M
September 30, 2013	$13.74	.13	(.30)	(.17)	(.23)	—	(.23)	—	—	$13.34	(1.22)	$19,102	1.11	.98	1,441
September 30, 2012	14.29	.17	.28	.45	(.50)	(.50)	(1.00)	—	—	13.74	3.34	22,555	1.10	1.21	512
September 30, 2011	15.03	.42	.33	.75	(.49)	(1.00)	(1.49)	—	— [b,k]	14.29	5.40	25,907	1.08	2.92	496
September 30, 2010	14.49	.73	.57	1.30	(.71)	(.05)	(.76)	— [b]	— [b,f]	15.03	9.13	28,380	1.10 [g,h]	4.83 [g]	515
September 30, 2009	12.68	.58	1.82	2.40	(.59)	—	(.59)	— [b]	— [b,j]	14.49	19.57	28,104	1.47 [g,i]	4.48 [g]	604

Class R
September 30, 2013	$13.55	.13	(.29)	(.16)	(.23)	—	(.23)	—	—	$13.16	(1.17)	$33,159	1.12	.98	1,441
September 30, 2012	14.11	.14	.30	.44	(.50)	(.50)	(1.00)	—	—	13.55	3.32	36,900	1.11	1.06	512
September 30, 2011	14.88	.42	.30	.72	(.49)	(1.00)	(1.49)	—	— [b,k]	14.11	5.25	24,466	1.09	2.95	496
September 30, 2010	14.40	.69	.55	1.24	(.71)	(.05)	(.76)	— [b]	— [b,f]	14.88	8.77	12,358	1.11 [g,h]	4.57 [g]	515
September 30, 2009	12.64	.59	1.76	2.35	(.59)	—	(.59)	— [b]	— [b,j]	14.40	19.20	3,895	1.48 [g,i]	4.54 [g]	604

Class Y
September 30, 2013	$13.58	.19	(.28)	(.09)	(.30)	—	(.30)	—	—	$13.19	(.63)	$54,316.62		1.45	1,441
September 30, 2012	14.14	.21	.30	.51	(.57)	(.50)	(1.07)	—	—	13.58	3.85	98,575.61		1.56	512
September 30, 2011	14.90	.50	.30	.80	(.56)	(1.00)	(1.56)	—	— [b,k]	14.14	5.83	65,227.59		3.47	496
September 30, 2010	14.42	.77	.55	1.32	(.79)	(.05)	(.84)	— [b]	— [b,f]	14.90	9.28	51,845	.61 [g,h]	5.10 [g]	515
September 30, 2009	12.64	.65	1.78	2.43	(.65)	—	(.65)	— [b]	— [b,j]	14.42	19.97	16,116	.98 [g,i]	4.99 [g]	604

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

50	U.S. Government Income Trust	U.S. Government Income Trust	51

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes TBA purchase and sale transactions.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.05

h Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.06% of average net assets as of September 30, 2010.

i Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.25% of average net assets as of September 30, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

k Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

52	U.S. Government Income Trust

Notes to financial statements 9/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through September 30, 2013.

Putnam U.S. Government Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such

U.S. Government Income Trust	53

investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity and to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

54	U.S. Government Income Trust

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors or industries and to generate additional income for the portfolio.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

U.S. Government Income Trust	55

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $236,072 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,565,399 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $1,537,684.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

56	U.S. Government Income Trust

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2013, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$67,226,232	$3,315,546	$70,541,778

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $29,981,102 recognized during the period between November 1, 2012 and September 30, 2013 to its fiscal year ending September 30, 2014.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, late year loss deferrals, unrealized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $7,387,087 to increase undistributed net investment income and $7,387,087 increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$37,627,162
Unrealized depreciation	(16,721,135)

Net unrealized appreciation	20,906,027
Undistributed ordinary income	14,461,612
Capital loss carryforward	(70,541,778)
Post-October capital loss deferral	(29,981,102)
Cost for federal income tax purposes	$2,129,314,266

U.S. Government Income Trust	57

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,

0.500%	of the next $5 billion,	0.330%	of the next $50 billion,

0.450%	of the next $10 billion,	0.320%	of the next $100 billion and

0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit. This expense limitation remains in place under the interim management contract described above.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Effective July 1, 2013, Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL. Prior to July 1, 2013, the annual rate that Putnam Management paid for these services was 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $19,105 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,754,943	Class R	55,123

Class B	57,740	Class Y	120,490

Class C	217,871	Total	$2,238,654

Class M	32,487

58	U.S. Government Income Trust

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,674 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $959, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, and 0.50% of the average net assets attributable to class A, class C and class R shares, respectively. For class B shares, the annual payment rate will equal the weighted average of (i) 0.85% of the assets of Putnam Limited Duration Government Income Fund attributable to class B shares existing on November 9, 2007; and (ii) 1.00% of all other net assets of Putnam U.S. Government Income Trust attributable to class B shares. For class M shares, the annual payment rate will equal the weighted average of (i) 0.40% of the net assets of Putnam Limited Duration Government Income Fund attributable to class M shares existing on November 9, 2007; and (ii) 0.50% of all other net assets of Putnam U.S. Government Income Trust attributable to class M shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,814,994	Class M	102,426

Class B	364,049	Class R	176,710

Class C	1,397,521	Total	$4,855,700

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $73,384 and $330 from the sale of class A and class M shares, respectively, and received $25,164 and $5,095 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $116 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $10,008,872,471 and $9,933,418,114, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $85,511,875 and $85,387,031, respectively.

U.S. Government Income Trust	59

Written option transactions during the reporting period are summarized as follows:

			Written option
	Written swap		number of
	option contract	Written swap	contracts/	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$839,210,574	$65,576,527	$—	$—

Options opened	4,349,391,900	13,220,141	264,000,089	742,568
Options exercised	(293,822,000)	(636,270)	—	—
Options expired	—	—	(170,000,089)	(390,068)
Options closed	(4,674,132,474)	(75,459,722)	(94,000,000)	(352,500)

Written options outstanding at
the end of the reporting period	$220,648,000	$2,700,676	$—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/13		Year ended 9/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	9,203,890	$123,380,549	20,355,086	$280,361,194

Shares issued in connection with
reinvestment of distributions	1,470,763	19,769,728	5,943,322	81,681,328

	10,674,653	143,150,277	26,298,408	362,042,522

Shares repurchased	(28,033,680)	(374,628,876)	(25,527,187)	(350,765,253)

Net increase (decrease)	(17,359,027)	$(231,478,599)	771,221	$11,277,269

	Year ended 9/30/13		Year ended 9/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	328,052	$4,408,219	1,249,825	$17,103,641

Shares issued in connection with
reinvestment of distributions	34,737	465,779	169,770	2,321,466

	362,789	4,873,998	1,419,595	19,425,107

Shares repurchased	(1,536,156)	(20,470,723)	(788,118)	(10,807,778)

Net increase (decrease)	(1,173,367)	$(15,596,725)	631,477	$8,617,329

	Year ended 9/30/13		Year ended 9/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	1,212,809	$16,217,240	5,145,834	$70,381,576

Shares issued in connection with
reinvestment of distributions	122,376	1,635,151	630,669	8,590,960

	1,335,185	17,852,391	5,776,503	78,972,536

Shares repurchased	(6,364,776)	(84,197,495)	(3,355,941)	(45,737,830)

Net increase (decrease)	(5,029,591)	$(66,345,104)	2,420,562	$33,234,706

60	U.S. Government Income Trust

	Year ended 9/30/13		Year ended 9/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	33,143	$451,204	148,439	$2,063,393

Shares issued in connection with
reinvestment of distributions	11,274	152,126	51,876	715,083

	44,417	603,330	200,315	2,778,476

Shares repurchased	(254,922)	(3,420,557)	(371,855)	(5,125,312)

Net decrease	(210,505)	$(2,817,227)	(171,540)	$(2,346,836)

	Year ended 9/30/13		Year ended 9/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	1,208,738	$16,074,472	1,611,037	$21,942,165

Shares issued in connection with
reinvestment of distributions	34,349	457,053	109,361	1,486,805

	1,243,087	16,531,525	1,720,398	23,428,970

Shares repurchased	(1,446,821)	(19,181,293)	(731,578)	(9,991,773)

Net increase (decrease)	(203,734)	$(2,649,768)	988,820	$13,437,197

	Year ended 9/30/13		Year ended 9/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,178,670	$42,364,971	6,310,088	$86,241,644

Shares issued in connection with
reinvestment of distributions	102,871	1,371,351	312,609	4,256,526

	3,281,541	43,736,322	6,622,697	90,498,170

Shares repurchased	(6,419,967)	(85,224,293)	(3,977,710)	(54,210,051)

Net increase (decrease)	(3,138,426)	$(41,487,971)	2,644,987	$36,288,119

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$181,365,197	$121,757,934	$163,121,507	$167,896	$140,001,624

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

U.S. Government Income Trust	61

Note 7: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased TBA commitment option contracts (contract amount)	—*

Purchased swap option contracts (contract amount)	$689,900,000

Written futures contract option contracts (number of contracts) (Note 3)	—*

Written TBA commitment option contracts (contract amount) (Note 3)	—*

Written swap option contracts (contract amount) (Note 3)	$623,800,000

Futures contracts (number of contracts)	1,000

OTC interest rate swap contracts (notional)	$1,572,400,000

Centrally cleared interest rate swap contracts (notional)	$428,900,000

OTC total return swap contracts (notional)	$1,236,300,000

* For the reporting period, the transaction volume was minimal.

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Investments,
	Receivables,		Payables,
	Net assets —		Net assets —
	Unrealized		Unrealized
Interest rate contracts	appreciation	$15,549,927*	depreciation	$24,343,520*

Total		$15,549,927		$24,343,520

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(8,477,753)	$(136,691)	$8,302,882	$(311,562)

Total	$(8,477,753)	$(136,691)	$8,302,882	$(311,562)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(61,557)	(1,837,911)	$(112,836)	$(2,012,304)

Total	$(61,557)	$(1,837,911)	$(112,836)	$(2,012,304)

62	U.S. Government Income Trust

Note 8: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

U.S. Government Income Trust	63

Federal tax information (Unaudited)

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $13,900,558 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

64	U.S. Government Income Trust

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

U.S. Government Income Trust	65

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

66	U.S. Government Income Trust

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

U.S. Government Income Trust	67

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

68	U.S. Government Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Independent Registered	Compliance Liaison
Public Accounting Firm		Nancy E. Florek
KPMG LLP	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR US SKI TEAM US SNOWBOARDING

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN038
283881 11/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2013	$116,925	$--	$4,763	$ —
September 30, 2012	$122,150	$--	$4,650	$ —

For the fiscal years ended September 30, 2013 and September 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,763 and $4,650 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2013	$ —	$ —	$ —	$ —

September 30, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam U.S. Government Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 26, 2013